Business acquisitions and development projects - Pro Forma Financial Information (Detail) (CAD) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Business Acquisition, Pro Forma Information [Abstract]
Total revenue from continuing operations	760,394	464,182
Net earnings from continuing operations	59,698	28,103
Basic net earnings from continuing operations per share	0.32	0.13
Diluted net earnings from continuing operations per share	0.32	0.13